Exhibit 10.35

JOINDER TO THE LOCK-UP AGREEMENT

OF SCANTECH AI SYSTEMS INC.

THIS JOINDER TO THE LOCK-UP AGREEMENT OF SCANTECH AI SYSTEMS INC. (this “Joinder”), effective as at 23 September 2024 (the “Joinder Effective Date”), is entered into by the undersigned (a Wyoming limited liability company and together with its successors “Holder”), and is agreed to and accepted by SCANTECH AI SYSTEMS INC., a Delaware corporation (together with its successors, “Pubco”) and MARS ACQUISITION CORP., a Cayman Islands exempted company (together with its successors, “Purchaser”). All capitalized terms used herein but not defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement (as defined herein below).

WHEREAS, Purchaser and certain of its subsidiaries, Pubco, and SCANTECH IDENTIFICATION BEAM SYSTEMS LLC, a Delaware limited liability company (together with its successors, the “Company”) are parties to the certain Business Combination Agreement dated 05 September 2023, as amended (collectively with any amendments, the “Business Combination Agreement”) pursuant to which the parties agreed, at the Closing thereunder, to effect a business combination transaction pursuant to which, among other things, the Company shall merge with certain other entities in order to establish a single surviving entity that shall continue the business of Company under the name of Pubco that shall be listed on the NASDAQ exchange under ticker symbol STAI upon the Closing of the subject transaction.

WHEREAS, simultaneously with the execution and delivery of the Business Combination Agreement, certain Significant Company Holders each entered into a Lock-Up Agreement with Pubco and Purchaser on 05 September 2023 (the “Lock-Up Agreement”) which restricts the transfer of shares held by such parties and/or their respective affiliates, to which each Holder is not presently a party.

WHEREAS, Holder will be distributed an aggregate 1,445,000 shares of Pubco Common Stock in connection with that certain Settlement Agreement & Mutual Release executed on 21 September 2024, of which 850,000 shares (the “Unrestricted Shares”) shall be registered, unrestricted, and available for sale at the Closing of the Company Merger subject to the terms of that certain Leak Out Agreement executed by and between Holder, Pubco, and certain other Stockholders (as defined therein) on 20 September 2024, and in respect of the remaining 595,000 shares (the “Lock-Up Shares”) Holder hereby desires to be bound by the covenants, terms and conditions of the Lock-Up Agreement as a condition to the receipt of such shares.

NOW, THEREFORE, FOR AND IN CONSIDERATION of the premises, the mutual promises, and agreements contained herein, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.              Joinder of Holder to the Lock-Up Agreement. The undersigned Holder hereby (i) acknowledges that he, she, they, or it has received a copy of the Lock-Up Agreement and that he, she, they, or it has read and understands the Lock-Up Agreement, and (ii) acknowledges, agrees, and confirms that, by execution of this Joinder, he, she, they, or it shall be deemed to be a party to the Lock-Up Agreement and shall have all of the obligations of Significant Company Holder thereunder as fully as if he, she, they, or it had executed an original copy of the Lock-Up Agreement. Each undersigned Holder hereby ratifies, as at the date hereof, and agrees to be bound by all of the terms, provisions, and conditions contained in the Lock-Up Agreement, including, without limitation, the transfer restrictions set forth in Section 1 (Lock-Up Provisions) thereof.

2.              Designation as a Significant Company Holder. The undersigned Holder is hereby designated as a Significant Company Holder with respect to the Lock-Up Shares as defined in the Lock-Up Agreement with all of the rights and obligations of a Significant Company Holder of Pubco as set forth therein and hereby makes the representations and warranties set forth in Section 2 (j) of the Lock-Up Agreement to Purchaser and Pubco as of the Joinder Effective Date.

3.             Consent of Purchaser. Purchaser hereby consents to the terms of this Joinder and agrees to take such actions as may be required to effect, consummate, confirm, or evidence the provisions hereof.

4.             Consent of Pubco. Pubco hereby consents to the terms of this Joinder and agrees to take such actions as may be required to effect, consummate, confirm, or evidence the provisions hereof.

5.             Entire Agreement. This Joinder, together with the Lock-Up Agreement and such other joinders thereto, contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, written or oral, with respect thereto.

6.             Successors and Assigns. The provisions of this Joinder shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

7.             Termination of Business Combination Agreement. Notwithstanding anything to the contrary contained herein, this Agreement and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect upon the earlier of (i) the termination of the Business Combination Agreement pursuant to its terms and (ii) the date on which none of Pubco, the Purchaser, or any holder of Restricted Securities has any rights or obligations hereunder.

8.              Binding Effect; Assignment. This Agreement shall be binding upon each Holder upon each Holder’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing of the Company Merger. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party hereto shall assign this Agreement or any part hereof without the prior written consent of the other party hereto, except that (i) each of Pubco and the Purchaser may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) without obtaining the consent or approval of any Holder, provided, that no such assignment shall relieve the assigning party of its obligations hereunder, and (ii) for the avoidance of doubt, in connection with a transfer of any Restricted Securities in accordance with the terms of this Agreement, any transferee to whom such Restricted Securities are transferred shall thenceforth be entitled to all the rights and be subject to all the obligations under this Agreement.

9.             Governing Law. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any U.S. state or federal court located in the State of Delaware (or in any appellate court thereof) (the “Specified Courts”). Each party hereto hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

10.           WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE

MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2(e).

11.           Counterparts. This Joinder may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. An electronic or facsimile signature by any party of a counterpart of this Joinder shall be binding and effective for all purposes. This Joinder shall also constitute a counterpart to the Lock-Up Agreement for all purposes and in all respects.

12.            Further Assurances. From time to time, at a party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

[ THIS SPACE INTENTIONALLY LEFT BLANK. SIGNATURE PAGE TO FOLLOW. ]

IN WITNESS WHEREOF, the undersigned has executed or caused this Joinder to be executed as of the date set forth below.

Holder
TFGS HOLDING VII LLC

/s/ Zachary Taylor
Zachary Taylor
Managing Member

( Signature Page to Joinder to Lock-Up Agreement )

Acknowledged and agreed as at the date first written above.

PubCo
SCANTECH AI SYSTEMS, INC.

By:	/s/ Karl Brenza
Karl Brenza
Chairman

( Signature Page to Joinder to Lock-Up Agreement )

Acknowledged and agreed as at the date first written above.

Purchaser
MARS ACQUISITION CORPORATION

By:	/s/ Karl Brenza
Karl Brenza
Chief Executive Officer

( Signature Page to Joinder to Lock-Up Agreement )